EXHIBIT 10.3

                                                                   No. GK-1

                                REPLACEMENT PROMISSORY NOTE



$1,000,000                                                 New York, New York
                                                            November 18, 1997


     FOR VALUE RECEIVED, the undersigned, USCI, Inc., a Delaware corporation, with offices at 6115-A Jimmy Carter Blvd., Norcross GA 30071 ("Maker"), promises to pay to the order of George Karfunkel ("Holder"), the principal sum of ONE MILLION ($1,000,000) DOLLARS plus interest on the outstanding balance at a rate per annum equal to the prime rate on the date hereof as set by Citibank N.A., New York, New York.

       The entire unpaid principal balance of this Note and unpaid accrued interest shall immediately be due and payable on the earlier of January31,1998 or upon the closing of the private placement of Series A Preferred Stock of the Maker.

       This Note may be prepaid in part or in full at any time without penalty or charge and with interest payable only through the date of prepayment.

       This obligation shall bind the Maker and its successors and assigns and the benefits hereof shall inure to the Holder hereof and his heirs, executors, administrators and assigns.

       The Maker hereby forever waives presentment, protest, notice of protest and notice of dishonor of the within Note.

       IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.


WITNESS:                                      MAKER:
                                              USCI, Inc.

/s/ [witness signature]                   By: /s/ Bruce A. Hahn, Chairman

                                                              No. GK-2



                                REPLACEMENT PROMISSORY NOTE



$1,000,000                                                 New York, New York
                                                            November 18, 1997


       FOR VALUE RECEIVED, the undersigned, USCI, Inc., a Delaware corporation, with offices at 6115-A Jimmy Carter Blvd., Norcross GA 30071 ("Maker"), promises to pay to the order of George Karfunkel ("Holder"), the principal sum of ONE MILLION ($1,000,000) DOLLARS plus interest on the outstanding balance at a rate per annum equal to the prime rate on the date hereof as set by Citibank N.A., New York, New York.

       The entire unpaid principal balance of this Note and unpaid accrued interest shall immediately be due and payable on the earlier of January 31, 1998 or upon the closing of the private placement of Series A Preferred Stock of the Maker.

       This Note may be prepaid in part or in full at any time without penalty or charge and with interest payable only through the date of prepayment.

       This obligation shall bind the Maker and its successors and assigns and the benefits hereof shall inure to the Holder hereof and his heirs, executors, administrators and assigns.

       The Maker hereby forever waives presentment, protest, notice of protest and notice of dishonor of the within Note.

       IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.


WITNESS:                                      MAKER:
                                              USCI, Inc.

/s/ [witness signature]                   By: /s/ Bruce A. Hahn, Chairman